Execution Copy

                          STRATEGY.COM INCORPORATED

                        STOCKHOLDERS' VOTING AGREEMENT

      This Agreement dated as of October 18, 2000 is entered into by and among the persons and entities listed on Exhibit A hereto (individually, a "Purchaser" and collectively, the "Purchasers"), and MicroStrategy Incorporated ("MSTR"). The Purchasers and MSTR are sometimes referred to in this Agreement collectively as the "Stockholders."

                                  Recitals:

1. MSTR owns certain outstanding shares of the Class B Common Stock, par value $0.001 per share ("Class B Common Stock"), of Strategy.com
Incorporated, a Delaware corporation (the "Company");

2. The Purchasers are purchasing, concurrently herewith, certain shares of capital stock of the Company pursuant to the Series A Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"); and

3. The Purchasers, including Aether Capital LLC ("Aether"), and MSTR wish to provide for their continuing representation on the Board of Directors of the Company in the manner set forth below.

      In consideration of the mutual covenants contained herein and the consummation of the sale and purchase of shares of capital stock of the Company pursuant to the Purchase Agreement, and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.    Voting of Shares.

(a) In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote or cause to be voted all Shares (as defined in Section 2 below) owned by him or it, or over which he or it has voting control, and otherwise use his or its respective best efforts, so as to fix the number of directors of the Company at five and to elect (i) one member designated by Aether (by action of the holders of a majority of the Shares held by Aether) and (ii) four members designated by MSTR (by action of MSTR). The director initially designated by Aether is David S. Oros, the directors initially designated by MSTR are John W. Sidgmore, Michael J. Saylor, Nick Weir and Eric F. Brown.

(b) In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote or cause to be voted all Shares (as defined in Section 2 below) owned by him or it, or over which he or it has voting control, and otherwise use his or its respective best efforts, so as to remove with or without cause any director designated pursuant to Section 1(a) hereof who does not take such actions as may be necessary to elect a compensation committee of the Board of Directors of the Company

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consisting of three members and to elect (i) one member designated by Aether (by action of a majority of the Shares held by Aether) and (ii) two members designated by MSTR (by action of MSTR), one of which shall not be an employee of MSTR. The director initially designated by Aether is David S. Oros and the directors initially designated by MSTR are John W. Sidgmore and Michael J. Saylor.

(c) The Purchasers shall not vote to remove any director designated by MSTR, and MSTR shall not vote to remove any director designated by the Purchasers, except for bad faith or willful misconduct.

2. Shares. "Shares" shall mean and include any and all shares of Series A Preferred Stock, Class A Common Stock, Class B Common Stock and/or shares of capital stock of the Company, by whatever name called, which carry voting rights (including voting rights which arise by reason of default) and shall include any such shares now owned or subsequently acquired by a Stockholder, however acquired, including without limitation stock splits and stock dividends.

3. Termination. This Agreement shall terminate in its entirety upon the earlier of (a) the closing of the Company's initial firm-commitment underwritten public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), resulting in at least $30,000,000 of net proceeds to the Company at a minimum price to the public of $10.00 per share (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and other similar events), and (b) a merger or consolidation of the Company with or into any other corporation or corporations in which the holders of the Company's outstanding shares immediately before such merger or consolidation do not immediately after such merger or consolidation, retain stock representing a majority of the voting power of the surviving corporation of such merger or consolidation or stock representing a majority of the voting power of a corporation that wholly owns, directly or indirectly, the surviving corporation of such merger or consolidation.

4. No Revocation. The voting agreements contained herein are coupled with an interest and may not be revoked, except by an amendment, modification or termination effected in accordance with Section 3 or 7(e) hereof. Nothing in this Section 4 shall be construed as limiting the provisions of Section 3 or 7(e) hereof.

5. Restrictive Legend. All certificates representing Shares owned or hereafter acquired by the Stockholders or any transferee of the Stockholders bound by this Agreement shall have affixed thereto a legend substantially in the following form:

            "The shares of stock represented by this certificate are subject to certain voting agreements as set forth in a Stockholders' Voting Agreement, as amended from time to time, by and among the registered owner of this certificate, the Company and certain other stockholders of the Company, a copy of which is available for inspection at the offices of the Secretary of the Company."

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6.    Transfers of Rights.  Any transferee to whom Shares are transferred by a Stockholder, whether voluntarily or by operation of law, shall be bound by the voting obligations imposed upon the transferor under this Agreement, to the same extent as if such transferee were a Stockholder hereunder and no Stockholder shall transfer any Shares unless the transferee agrees in writing to be bound by this Agreement.

7.    General.

(a) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

(b) Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Stockholders hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

(d) Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being send by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

      If to a Purchaser, at his or its address set forth in Schedule A hereto, or at such other address or addresses as may have been furnished to the other parties hereto in writing by such Purchaser; or

      If to MSTR, at 8000 Towers Crescent Drive, Vienna, Virginia 22182,
Attention: President and General Counsel, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to Thomas S. Ward, Esq., Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109.

      Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

(e) Complete Agreement; Amendments. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to such subject matter.

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No amendment or termination of, or waiver under, any provision of this Agreement shall be valid unless in writing and signed by (i) MSTR and (ii) Purchasers holding at least 66 2/3% of the voting power of the Shares then held by all of the Purchasers (giving effect to the conversion into Common Stock of all securities convertible thereinto), provided that this Agreement may be amended, and any right hereunder may be waived, with the consent of less than all of the Purchasers only in a manner which affects all Purchasers in the same fashion), and any such amendment, termination or waiver shall be binding on all parties hereto; and provided that the consent of a party shall not be required for any amendment or termination of, or waiver under, any provision of this Agreement if such party is not adversely affected thereby.

(f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(g) Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

(h) Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

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        [Counterpart signature page to Stockholders' Voting Agreement]



Executed as of the date first written above.



                                    MICROSTRATEGY INCORPORATED


                                    By:  /s/ Eric F. Brown
                                    ----------------------

                                    Name:    Eric F. Brown
                                    ----------------------

                                   Title:   Chief Financial Officer
                                   --------------------------------


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        [Counterpart signature page to Stockholders' Voting Agreement]



Executed as of the date first written above.



                                    AETHER CAPITAL LLC

                                    By: Aether Systems, Inc.


                                    By:  /s/ David S. Oros
                                    ----------------------

                                    Name:    David S. Oros
                                    ----------------------

                                   Title:   Chief Executive Officer
                                   --------------------------------


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        [Counterpart signature page to Stockholders' Voting Agreement]



Executed as of the date first written above.



                                    SNOWDON LTD. PARTNERSHIP

                                    By:   Nevis LLC,
                                          its General Partner


                                    By: /s/ David R. Wilmerding
                                    ---------------------------

                                    Name:   David R. Wilmerding
                                    ---------------------------

                                    Title:  President of Nevis LLC
                                    ------------------------------


                                       7
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        [Counterpart signature page to Stockholders' Voting Agreement]



Executed as of the date first written above.



                                    VALHALLA CAPITAL L.P.

                                    By:   Valhalla Capital Management LLC


                                    By:  /s/ Nancy Casey
                                    --------------------

                                    Name:    Nancy Casey
                                    --------------------

                                    Title:   Managing Member
                                    ------------------------


                                       8
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        [Counterpart signature page to Stockholders' Voting Agreement]



Executed as of the date first written above.



                                    NEW VENTURE PARTNERS IV, L.P.



                                    By:  /s/ Howard D. Wolfe, Jr.
                                    -----------------------------

                                    Name:    Howard D. Wolfe, Jr.
                                    -----------------------------

                                    Title:   General Partner
                                    ------------------------


                                       9
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        [Counterpart signature page to Stockholders' Voting Agreement]



Executed as of the date first written above.


                                    By: /s/ Jon C. Baker
                                    --------------------

                                    Name:   Jon C. Baker
                                    --------------------



                                       10
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        [Counterpart signature page to Stockholders' Voting Agreement]



Executed as of the date first written above.



                                     By: /s/ David R. Wilmerding
                                     ---------------------------

                                     Name:   David R. Wilmerding
                                     ---------------------------




                                       11
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        [Counterpart signature page to Stockholders' Voting Agreement]



Executed as of the date first written above.


                                    By:  /s/ Nancy Casey
                                    --------------------

                                    Name:    Nancy Casey
                                    --------------------



                                    By: /s/ Arthur Marks
                                    --------------------

                                    Name:   Arthur Marks
                                    --------------------

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